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                                                                   EXHIBIT 10.12


                              GRAY TELEVISION, INC.
                         DIRECTOR RESTRICTED STOCK PLAN




                              GRAY TELEVISION, INC.

                                   CERTIFICATE


I, _______________________ , Secretary of Gray Television, Inc. having in my custody and possession the corporate records of said corporation, do hereby certify that attached hereto is a true and correct copy of the Gray Television, Inc. Director Restricted Stock Plan as in effect as of _______________________. WITNESS my hand this _______ day of ___________________ , ____________.



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                              GRAY TELEVISION, INC.
                         DIRECTOR RESTRICTED STOCK PLAN



                                   ARTICLE 1
                                     GENERAL

         1.1 PURPOSE. The Gray Television, Inc. Director Restricted Stock Plan (the "Plan") has been established by Gray Television, Inc. (the "Company") to (a) attract and retain persons eligible to participate in the Plan; (b) motivate Participants, by means of appropriate incentives, to achieve long-range goals; (c) provide incentive compensation opportunities that are competitive with those of other similar companies; and (d) further identify Participants' interests with those of the Company's other shareholders through compensation that is based on the Company's common stock; and thereby promote the long-term financial interest of the Company and the Subsidiaries, including the growth in value of the Company's equity and enhancement of long-term shareholder return.

         1.2 PARTICIPATION. Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the Eligible Individuals, those persons who will be granted Awards under the Plan, and thereby become "Participants" in the Plan. Awards may be granted as alternatives to or replacement of awards outstanding under the Plan, or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary).

         1.3 OPERATION, ADMINISTRATION, AND DEFINITIONS. The operation and administration of the Plan, including the Awards made under the Plan, shall be subject to the provisions of Article 4 (relating to operation and administration). Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Article 2 of the Plan).

                                   ARTICLE 2
                                  DEFINED TERMS

         In addition to the other definitions contained herein, the following definitions shall apply:

         2.1 ACT. The term "Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

         2.2 AWARD. The term "Award" shall mean an award of Restricted Stock granted under the Plan.

         2.3 BOARD. The term "Board" shall mean the Board of Directors of the Company.

         2.4 CHANGE IN CONTROL. The term "Change in Control" shall occur if (i) any Person (other than the Company) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company which represent 45% or more of the combined voting power of the Company's then outstanding securities; (ii) during any period of


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two (2) consecutive years individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election, by the Company's shareholders, of each new director is approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period but excluding any individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; (iii) there is consummated any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's Stock are converted into cash, securities, or other property, other than a merger of the Company in which the holders of the Company's Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger; (iv) there is consummated any consolidation or merger of the Company in which the Company is the continuing or surviving corporation in which the holders of the Company's Stock immediately prior to the merger do not own fifty-one percent (51%) or more of the combined voting power of the surviving corporation immediately after the merger ; (v) there is consummated any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (vi) the shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company.

         2.5 CODE. The term "Code" shall mean the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

         2.6 COMPANY. The term "Company" shall mean Gray Television, Inc., a Georgia Corporation.

         2.7 ELIGIBLE INDIVIDUAL. The term "Eligible Individual" shall mean any Board member.

         2.8 FAIR MARKET VALUE. The term "Fair Market Value" shall mean for any particular date, (i) for any period during which the Stock shall not be listed for trading on a national securities exchange, but when prices for the Stock shall be reported by the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the last transaction price per share as quoted by National Market System of NASDAQ,
(ii) for any period during which the Stock shall not be listed for trading on a national securities exchange or its price reported by the National Market System of NASDAQ, but when prices for the Stock shall be reported by NASDAQ, the closing bid price as reported by the NASDAQ, (iii) for any period during which the Stock shall be listed for trading on a national securities exchange, the closing price per share of stock on such exchange as of the close of such trading day or (iv) the market price per share of Stock as determined by a nationally recognized investment banking firm selected by the Board in the event neither (i), (ii) or (iii) above shall be applicable. If Market Price is to be determined as of a day when the securities markets are not open, the Market Price on that day shall be the Market Price on the preceding day when the markets were open.


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         2.9      REPORTING PERSON. The term "Reporting Person" shall mean a person subject to Section 16 of the Act.

         2.10 PERIOD OF RESTRICTION. The term "Period of Restriction" shall mean the period during which the transfer of the shares of Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and the shares of Stock are subject to a substantial risk of forfeiture.

         2.11 RESTRICTED STOCK. The term "Restricted Stock" shall mean a grant of shares of Stock, with such shares of Stock restricted in transferability in some way and subject to a risk of forfeiture.

         2.12 SUBSIDIARY. The term "Subsidiary" shall mean a subsidiary corporation as defined in Section 425 of the Code.

         2.13 STOCK. The term "Stock" shall mean the authorized and unissued shares of the Company's common stock.

                                   ARTICLE 3
                             RESTRICTED STOCK AWARDS

         3.1 TERMS. Restricted Stock may be awarded as a bonus with no purchase price or may be sold to a Participant with a purchase price less than the Fair Market Value thereof on the date of issuance. In the case of any Award:

         (a) The purchase price, if any, will be determined by the Committee.

         (b)      The Period of Restriction will be determined by the Committee.

         (c) Unless determined otherwise by the Committee and set forth in the Award Agreement, the Participant shall be entitled to all dividends paid with respect to Restricted Stock during the Period of Restriction and shall not be required to return any such dividends to the Company in the event of the forfeiture of the Restricted Stock.

         (d) Unless determined otherwise by the Committee and set forth in the Award Agreement, the Participant shall be entitled to vote the Restricted Stock during the Period of Restriction.

         (e) During the applicable Period of Restriction, the Restricted Stock shall be held by the Company and shall not be delivered to Participants until the applicable Period of Restriction expires. Alternatively, the Committee may, in its sole discretion, choose to deliver the Restricted Stock to the Participant with an appropriate legend imprinted on the certificate setting forth the applicable restrictions.

         3.2 MAXIMUM ANNUAL AWARD. A Participant shall not be awarded more than 10,000 shares of Restricted Stock each calendar year.


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         3.3      RESTRICTIONS ON STOCK AWARDS.

         (a) In the Committee's discretion, Restricted Stock may be subject to (i) restrictions on the sale or other disposition or transfer thereof, provided, however, that Restricted Stock granted to a Reporting Person shall, in addition to any other restrictions thereon, not be sold or disposed of for not less than six (6) months following the date of grant; (ii) forfeiture of the stock upon termination of the Participant's membership on the Board or upon nonperformance of performance goals established by the Committee; (iii) rights of the Company to reacquire such Restricted Stock at the purchase price, if any, originally paid therefore upon termination of the Participant's membership on the Board within specified periods or upon nonperformance of performance goals established by the Committee, and (iv) representation by the Participant that he or she intends to acquire Restricted Stock for investment and not for resale.

         (b) Each Award shall also be subject to other conditions, restrictions and contingencies as the Committee shall determine, as set forth in the Award Agreement.

                                   ARTICLE 4
                          OPERATION AND ADMINISTRATION

         4.1 EFFECTIVE DATE. The Plan shall be effective as of January 1, 2003 (the "Effective Date.") The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards under it are outstanding.

         4.2 SHARES SUBJECT TO PLAN. The shares of Stock for which Awards may be granted under the Plan shall be subject to the following:

         (a) Notwithstanding any other provision of the Plan, in no event shall the number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan exceed the lesser of (i) to one percent (1%) of the number of shares of authorized common stock of the Company immediately prior to such delivery or (ii) shares of Stock representing one percent (1%) of the total voting power of the Company immediately prior to such delivery. Pursuant to the Plan, no single officer or director may acquire under the Plan more than 1% of the shares of the Company's Common Stock outstanding at the time the Plan is adopted.

         (b) To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or the shares of Stock are not delivered because the Award is settled in cash or used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

         (c) In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the Committee may adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to


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outstanding Awards; and (iii) any other adjustments that the Committee determines to be equitable.

         4.3 GENERAL RESTRICTIONS. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

         (a) Notwithstanding any other provisions of the Plan, the Company shall have no liability to deliver any shares of Stock under the Plan, remove any restrictions from the shares of Stock or make any other distribution of benefits under the Plan unless such delivery, removal or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

         (b) To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

         4.4 TAX WITHHOLDING. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Participant or through the surrender of shares of Stock.

         4.5 USE OF SHARES. Subject to the overall limitation on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations.

         4.6 PAYMENTS. Awards may be settled through cash payments, the delivery of shares of Stock, or combination thereof as the Committee shall determine. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as the Committee shall determine. The Committee may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish. Each Subsidiary shall be liable for payment of cash due under the Plan with respect to any Participant to the extent that such benefits are attributable to the services rendered for that Subsidiary by the Participant. Any disputes relating to liability of a Subsidiary for cash payments shall be resolved by the Committee.

         4.7 TRANSFERABILITY. Except as otherwise provided by the Committee in the Award Agreement, Awards under the Plan are not transferable.

         4.8 FORM AND TIME OF ELECTIONS. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.



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         4.9      AGREEMENT WITH COMPANY. An Award under the Plan shall be
subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in such form of written document as is determined by the Committee. A copy of such document shall be provided to the Participant, and the Committee may, but need not require that the Participant shall sign a copy of such document. Such document is referred to in the Plan as an "Award Agreement" regardless of whether any Participant signature is required.

         4.10 ACTION BY COMPANY OR SUBSIDIARY. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of such company.

         4.11 GENDER AND NUMBER. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

         4.12     LIMITATION OF IMPLIED RIGHTS.

         (a) Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, nor any right to be rehired as Board member, in their sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

         (b) The Plan does not constitute a contract of employment, and selection as a Participant will not give any Eligible Individual the right to be retained in the employ of the Company or any Subsidiary, nor any right to be retained as a Board member, nor any right to claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

                                   ARTICLE 5
                               CHANGE IN CONTROL

         Subject to the provisions of Section 4.2(c) (relating to the adjustment of shares), and except as otherwise provided in the Plan or the Award Agreement reflecting the applicable Award, upon the occurrence of a Change in Control each Award shall become immediately and fully transferable, and all Periods of Restrictions shall expire and the Committee shall be deemed to have exercised its discretion to waive any automatic forfeitures provided with respect to such Award. Any shares held by the Company under an Award shall be delivered to the Participant,


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and the share certificates shall not contain the legend specified by Section
3.1(e). Reporting Persons shall not dispose of any Award until six (6) months following the date of grant of such Award.

                                   ARTICLE 6
                                   COMMITTEE

         6.1      ADMINISTRATION.

         (a) The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the "Committee") in accordance with this Article 6. The members of the Committee shall be selected by the Board.

         (b) If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

         (c) A majority of members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members.

         (d) Any determination of the Committee under the Plan may be made without notice or meeting of the Committee, by a writing signed by a majority of the Committee members.

         6.2 POWERS OF COMMITTEE. The Committee's administration of the Plan shall be subject to the following:

         (a) Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Individuals those persons who shall receive Awards, to determine the time or times or receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and (subject to the restrictions imposed by Article
7) to cancel or suspend Awards.

         (b) To the extent that the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Committee will have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

         (c) The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

         (d) The determinations of the Committee shall be made in accordance with their judgment as to the best interests of the Company and its stockholders and in accordance with the purpose of the Plan. Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.


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         (e)      In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the articles and by-laws of the Company, and applicable state corporate law.

         6.3 DELEGATION BY COMMITTEE. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

         6.4 INFORMATION TO BE FURNISHED TO COMMITTEE. The Company and Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and Subsidiaries as to an employee's or Participant's employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

                                   ARTICLE 7
                            AMENDMENT AND TERMINATION

         The Board may, at any time, amend or terminate the Plan, provided that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided that adjustments pursuant to Section 4.2(c) shall not be subject to the foregoing limitations of this Article 7.

                                   ARTICLE 8
                                  GOVERNING LAW

         Except to the extent preempted by an applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of Georgia, without reference to the principles of conflicts of law.



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